UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2018

Commission file number 001-07436

HSBC USA INC.

(Exact name of registrant as specified in its charter)

Maryland
(State of incorporation)

13-2764867
(IRS Employer Identification Number)

452 Fifth Avenue,
New York, New York
(Address of principal executive offices)

10018
(Zip Code)

Registrant’s telephone number, including area code: (212) 525-5000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 9.01. Financial Statements and Exhibits.

HSBC USA Inc. (the “Registrant”) has filed a Registration Statement on Form S-3 (File No. 333-223208) (the “Registration Statement”) under the Securities Act of 1933 registering, among other securities, its senior debt securities titled “Notes, Series 1” (the “Notes”) and its warrants titled “Warrants, Series 1” (the “Warrants”) that may each be offered from time to time. Legal opinions as to the legality of the Notes and Warrants, and as to certain federal tax matters, are being filed as Exhibits 5.4 and 8.2, respectively, to this Current Report.

(d) Exhibits

The following exhibits are incorporated by reference into the Registration Statement as exhibits thereto and are filed as part of this Current Report:

Exhibit No.	Description
5.4	Opinion of Mayer Brown LLP as to the legality of certain of the Registrant’s senior debt securities titled “Notes, Series 1” and warrants titled “Warrants, Series 1”.
8.2	Opinion of Mayer Brown LLP as to certain federal tax matters.
23.6	Consent of Mayer Brown LLP (included in Exhibit 5.4).
23.7	Consent of Mayer Brown LLP (included in Exhibit 8.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSBC USA Inc. (Registrant)
By:	/s/ William L. Kuhn IV
William L. Kuhn IV Executive Vice President and General Counsel, Regulatory, Disclosure and Employment Law
Dated: March 1, 2018

Exhibit Index

Exhibit No.	Description
5.4	Opinion of Mayer Brown LLP as to the legality of certain of the Registrant’s senior debt securities titled “Notes, Series 1” and warrants titled “Warrants, Series 1”.
8.2	Opinion of Mayer Brown LLP as to certain federal tax matters.
23.6	Consent of Mayer Brown LLP (included in Exhibit 5.4).
23.7	Consent of Mayer Brown LLP (included in Exhibit 8.2).